Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2088

European Dividend Sustainability Portfolio 2020-4

Global Dividend Sustainability Portfolio 2020-4

Supplement to the Prospectuses

As of November 30, 2020, in connection with Unilever’s completion of the unification of its legal structure under a single parent company by merging Unilever NV into Unilever PLC, Unilever NV’s name has changed to Unilever PLC and its country of incorporation has changed from the Netherlands to the United Kingdom. Unilever PLC’s shares now trade on the London Stock Exchange’s Main Market for listed securities with the ticker “ULVR” and on the Euronext in Amsterdam, a regulated market of Euronext Amsterdam N.V., under the ticker “UNA.” As a result, effective immediately, all references to Unilever NV in each Portfolio’s prospectus are replaced with Unilever PLC and any reference to being an issuer located in the Netherlands is replaced with being an issuer located in the United Kingdom.

Supplement Dated: November 30, 2020